--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002


Dear Shareholder:

     With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

     Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

     Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase their credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

     Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

     The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this, and we encourage you to consult one when making an investment.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                   /s/ Ralph L. Schlosstein
--------------------                   ------------------------
Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President


----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock High Yield Trust (the "Trust") for the six months ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss the Trust's portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV:

                              --------------------------------------------------
                              4/30/02   10/31/01   CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE                   $11.20      $9.18     22.00%    $11.88     $9.18
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)         $ 7.81      $7.20      8.47%    $ 7.88     $7.20
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product (GDP) during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee (FOMC) to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher Fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue creative methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     The high yield market continued its strong performance from the fourth quarter of 2001 through the first four months of 2002. The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX returned 6.60% for the six months ended April 30, 2002. High levels of new issuance have been matched by strong net flows into the high yield sector. For the first quarter of 2002, the high yield market priced 74 new issues totaling $18.6 billion of supply and also witnessed $4.9 billion of net inflows into mutual funds. Issuance remained strong through April with approximately $8 billion of production, but lighter supply is anticipated going forward. The best performers over the period were seen from higher rated credits and more defensive names. During the first four months of 2002, higher quality bonds continued to outperform as the best gains were seen from credits within the "BB" sector. Aerospace was a strong performer, as was the lodging and gaming sub-sector of consumer cyclicals, which benefited from a pickup in consumer activity.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating industry sectors, credits and coupons.

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to adjust the Trust's monthly dividend to $0.096875 ($1.1625 annualized) from $0.115625 ($1.3875 annualized), effective with the June dividend payment.

     For most of the period, the Trust focused on higher quality issues in an effort to minimize credit risk amidst a volatile corporate marketplace. The Trust's bias towards higher quality, defensive issues has benefited performance through the first four months of 2002 as the "BB" sector has experienced the strongest gains. New issue supply of high yield bonds continued to increase over the period and the portfolio benefited from this liquidity. The portfolio will look to invest in companies that are poised to benefit from an economic rebound. Upon signs of a sustainable economic recovery, the portfolio will look to increase exposure within the lower credit spectrum to take advantage of an anticipated rally in the high yield market. Exposure to the aerospace sector as well as the lodging and gaming sub-sector of consumer cyclicals has been beneficial to performance over the period.

     The following chart shows the Trust's credit quality allocation:

--------------------------------------------------------------------------------
  CREDIT RATING*                        APRIL 30, 2002       OCTOBER 31, 2001
--------------------------------------------------------------------------------
  BBB/Baa                                      5%                   5%
--------------------------------------------------------------------------------
  BB/Ba                                       15%                  23%
--------------------------------------------------------------------------------
  B/B                                         61%                  58%
--------------------------------------------------------------------------------
  CCC/Caa                                     12%                   9%
--------------------------------------------------------------------------------
  CC/Ca                                        2%                  --
--------------------------------------------------------------------------------
  C/C                                          2%                   2%
--------------------------------------------------------------------------------
  Not Rated                                    3%                   3%
--------------------------------------------------------------------------------

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the high yield fixed income market as well as maintain the Trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions, which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                   /s/ Dennis Schaney
--------------------                   ------------------
Robert S. Kapito                       Dennis Schaney
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                    December 23, 1998
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/02:                            $11.20
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                $ 7.81
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($11.20)(1):        10.38%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $  0.096875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 1.16250
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                  VALUE
 RATING*   (000)              DESCRIPTION                         (NOTE 1)
-------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--140.2%
                    CORPORATE BONDS--140.2%
                    AERO & DEFENSE--0.8%
NR       $1,500+    Condor Systems, Inc., Sr. Sub. Note,
                      11.88%, 5/1/09 ........................   $    375,000
                                                                ------------
                    AIR TRANSPORT--4.6%
                    Amtran, Inc., Sr. Notes,
CCC       2,000     9.63%, 12/15/05 .........................      1,500,000
CCC       1,000     10.50%, 8/1/04 ..........................        780,000
                                                                ------------
                                                                   2,280,000
                                                                ------------
                    AUTOMOTIVE--10.5%
B         1,000     CSK Auto Inc.**, Sr. Note,
                    12.00%, 6/15/06 .........................      1,060,000
B         1,000     Delco Remy International, Inc.,
                      Sr. Sub Note,
                      11.00%, 5/1/09 ........................        920,000
B+        1,000     Group 1 Automotive, Inc.,
                      Sr. Sub. Note,
                      10.88%, 3/1/09 ........................      1,070,000
B+        2,000     Sonic Automotive, Inc.,
                      Sr. Sub. Note,
                      11.00%, 8/1/08 ........................      2,140,000
                                                                ------------
                                                                   5,190,000
                                                                ------------
                    BUILDING & DEVELOPMENT--8.0%
B-           500    Building One Services Corp.,
                      Sr. Sub. Note,
                      10.50%, 5/1/09 ........................        315,000
BB         1,450    D.R. Horton, Inc., Sr. Note,
                      10.50%, 4/1/05 ........................      1,551,500
BB-        1,000    K. Hovnanian Enterprises, Inc.,
                      Sr. Note,
                      10.50%, 10/1/07 .......................      1,090,000
B2         1,000    MMI Products Inc.,
                      Sr. Sub. Note, Series B,
                      11.25%, 4/15/07 .......................      1,012,500
                                                                ------------
                                                                   3,969,000
                                                                ------------
                    CABLE TV--2.4%
D            500+   360networks inc.,
                      Sr. Note, 12.50%, 12/15/05 ............          1,250
Caa1         250    Adelphia Communications Corp.,
                      Sr. Note,
                      10.25%, 6/15/11 .......................        210,000
B+         1,000    Charter Communications Holdings,
                      Sr. Note,
                      10.75%, 10/1/09 .......................        995,000
                                                                ------------
                                                                   1,206,250
                                                                ------------
                    CHEMICAL--7.3%
B2         $ 250    Avecia Group PLC, Sr. Note,
                      11.00%, 7/1/09 ........................   $    261,250
B+         1,000    Hercules Inc.**, Sr. Note,
                      11.13%, 11/15/07 ......................      1,100,000
B+         1,500    Lyondell Chemical Co.,
                      Sr. Sec. Note,
                      10.88%, 5/1/09 ........................      1,410,000
B          1,750    Mississippi Chemical Corp.,
                      Sr. Note,
                      7.25%, 11/15/17 .......................        822,500
                                                                ------------
                                                                   3,593,750
                                                                ------------
                     CLOTHING & TEXTILES--8.8%
NR         3,500++   Kasper ASL Ltd., Sr. Note,
                      12.75%, 3/31/04 .......................      1,225,000
                      Levi Strauss & Co.,
                      Sr. Notes,
BB-        1,000      6.80%, 11/1/03 ........................        977,500
BB-        1,000      11.63%, 1/15/08 .......................      1,060,000
B-         1,000     St. John Knits International, Inc.,
                       Sr. Sub. Note,
                       12.50%, 7/1/09 .......................      1,065,000
                                                                ------------
                                                                   4,327,500
                                                                ------------

                    CONTAINERS & GLASS--4.0%
B2         1,000    Radnor Holdings Inc., Sr. Note,
                      10.00%, 12/1/03 .......................        850,000
CCC+       1,500    United States Can Company,
                      Sr. Sub. Note,
                      12.38%, 10/1/10 .......................      1,147,500
                                                                ------------
                                                                   1,997,500
                                                                ------------
                    COSMETICS & TOILETRIES--7.9%
B          2,000    Elizabeth Arden, Inc.,
                      Sr. Sec. Note, Ser. B,
                      11.75%, 2/1/11 ........................      2,000,000
B-         1,000    Revlon Consumer Products Corp.**,
                      Sr. Sec. Note,
                      12.00%, 12/1/05 .......................      1,002,500
CCC        2,000    Revlon Consumer Products Corp.,
                      Sr. Sub. Note,
                      8.63%, 2/1/08 .........................        900,000
                                                                ------------
                                                                   3,902,500
                                                                ------------
                    ELECTRONICS--8.7%
B+         1,788    Asat Finance LLC,
                      12.50%, 11/1/06 .......................      1,430,080
B3         1,000    Communications & Power Industry Inc.,
                      Sr. Sub. Note,
                      12.00%, 8/1/05 ........................        750,000

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                  VALUE
 RATING*   (000)              DESCRIPTION                         (NOTE 1)
-------------------------------------------------------------------------------
                    ELECTRONICS--(CONTINUED)
CCC+      $2,500    Knowles Electronics Holdings Inc.,
                      Sr. Sub. Note,
                      13.13%, 10/15/09 ......................   $  2,162,500
                                                                ------------
                                                                   4,342,580
                                                                ------------
                    FINANCIAL INTERMEDIARIES--11.7%
Ba2        1,000    Capital Guardian High Yield,
                      CBO, Ltd.,** Sr. Note,
                      Ser. 1-A, Class D-2,
                      11.45%, 5/24/13 .......................        896,250
Ba3        2,500    First Dominion Funding II**,
                      Ser. 1-A, Class D-1,
                      11.61%, 4/25/14 .......................      2,058,203
CCC+       1,000    Madison River Capital Corp.,
                      Sr. Note,
                      13.25%, 3/1/10 ........................        780,000
Baa3       2,000    Zais Investment Grade Ltd.**,
                      Note, Class C,
                      9.95%, 9/23/14 ........................      2,020,000
                                                                ------------
                                                                   5,754,453
                                                                ------------
                    FOOD PRODUCTS--0.0%
NR         1,200+   Nebco Evans Holding Co.,
                      Sr. Sub. Note,
                      (12.38% commencing 7/15/02),
                      Zero Coupon, 7/15/07 ..................          1,500
                                                                ------------
                    FOOD SERVICE--9.6%
NR           500+   AmeriServe Food Distributions Inc.**,
                      Sr. Sub. Note,
                      12.00%, 9/15/06 .......................         25,000
B-         1,100    Pantry, Inc.,
                      Sr. Sub. Note,
                      10.25%, 10/15/07 ......................        973,500
B+         2,000    Sbarro, Inc.,
                      Sr. Note,
                      11.00%, 9/15/09 .......................      2,055,000
Ba2        1,860    SC International Services Inc.,
                      Sr. Sub. Note, Series B,
                      9.25%, 9/1/07 .........................      1,711,200
                                                                ------------
                                                                   4,764,700
                                                                ------------
                    FOREST PRODUCTS--6.1%
B-         1,500    Ainsworth Lumber Co.,
                      Sr. Sec. Note,
                      12.50%, 7/15/07 .......................      1,620,000
C          1,000    Doman Industries Ltd.,
                      Sr. Note,
                      8.75%, 3/15/04 ........................        260,000
B+         1,200    FiberMark, Inc.,
                      Sr. Note,
                      10.75%, 4/15/11 .......................      1,122,000
                                                                ------------
                                                                   3,002,000
                                                                ------------
                    HEALTH CARE--5.4%
B-        $2,000    Concentra Operating Corp.,
                      Sr. Sub. Note, Ser. A,
                      13.00%, 8/15/09 .......................   $  2,260,000
B3           493    National Vision Inc.,
                      Sr. Note,
                      12.00%, 3/30/09 .......................        404,544
                                                                ------------
                                                                   2,664,544
                                                                ------------
                    HOME FURNISHING--6.1%
CC         1,000    Mattress Disounters Corp.,
                      Sr. Note,
                      12.63%, 7/15/07 .......................        200,000
B-         1,760    O'Sullivan Inds. Inc.,
                      Sr. Sub. Note,
                      13.38%, 10/15/09 ......................      1,751,200
B          1,000    Salton, Inc.,
                      Sr. Sub. Note,
                      12.25%, 4/15/08 .......................      1,047,500
                                                                ------------
                                                                   2,998,700
                                                                ------------

                    INDUSTRIAL EQUIPMENT--7.3%
B          1,300    Actuant Corp.,
                      Sr. Sub. Note,
                      13.00%, 5/1/09 ........................      1,482,000
B          2,000    National Equipment Services, Inc.,
                      Sr. Sub. Note, Ser. C,
                      10.00%, 11/30/04 ......................      1,820,000
CCC-       1,000    Precision Partners, Inc.,
                      Sr. Sub. Note,
                      12.00%, 3/15/09 .......................        330,000
                                                                ------------
                                                                   3,632,000
                                                                ------------
                    MEDIA--10.6%
B          3,000    Alliance Atlantis Communications, Inc.,
                      Sr. Sub. Note,
                      13.00%, 12/15/09 ......................      3,360,000
BB+        1,000    American Greetings Corp.,
                      Sr. Sub. Note.,
                      11.75%, 7/15/08 .......................      1,075,000
CCC-         500    Key3Media Group Inc.,
                      Sr. Sub. Note,
                      11.25%, 6/15/11 .......................        405,000
CC         1,000    Px Escrow Corp., Sr. Sub. Note,
                      9.63%, 2/1/06 .........................        400,000
                                                                ------------
                                                                   5,240,000
                                                                ------------
                    NONFERROUS METALS & MINERALS--2.7%
B-         2,000    Golden Northwest Aluminum, Inc.,
                      1st Mtg. Note,
                      12.00%, 12/15/06 ......................      1,200,000
NR         2,000+   Republic Technologies International,
                      LLC and RTI Capital Corp.,
                      Sr. Sec. Note,
                      13.75%, 7/15/09 .......................        130,000
                                                                ------------
                                                                   1,330,000
                                                                ------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                  VALUE
 RATING*   (000)              DESCRIPTION                         (NOTE 1)
-------------------------------------------------------------------------------
                    PUBLISHING--0.8%
C         $1,500    Ziff Davis Media, Inc.,
                      Sr. Sub. Note,
                      12.00%, 7/15/10 .......................   $    405,000
                                                                ------------
                    TRANSPORTATION--4.0%
B-         2,000    Pacer International, Inc.,
                      Sr. Sub. Note, Ser. B,
                      11.75%, 6/1/07 ........................      1,960,000
                                                                ------------
                    TELECOMMUNICATIONS--10.6%
B-         1,000    Advanstar Communications Inc.,
                      Sr. Sub. Note,
                      12.00%, 2/15/11 .......................        900,000
CCC+       1,500    Allegiance Telecom, Inc.,
                      Sr. Note,
                      12.88%, 5/15/08 .......................        435,000
B-         1,500    American Tower Corp.,
                      Sr. Note,
                      9.38%, 2/1/09 .........................      1,050,000
Ca         2,000    Asia Global Crossing, Sr. Note,
                      13.38%, 10/15/10 ......................        500,000
B          1,500    Nextel Communications, Inc., Sr. Note,
                      12.00%, 11/1/08 .......................      1,155,000
NR         1,000    Northeast Optic, Sr. Note,
                      12.75%, 8/15/08 .......................        130,000
NR           600    PF Net Communications, Inc., Sr. Note,
                      13.75%, 5/15/10 .......................         30,000
C+         2,000    SpectraSite Holdings, Inc., Sr. Note,
                      12.50%, 11/15/10 ......................      1,020,000
                                                                ------------
                                                                   5,220,000
                                                                ------------
                    UTILITIES--2.3%
BBB        1,000    Orion Power Holdings, Inc.,
                      Sr. Note,
                      12.00%, 5/1/10 ........................      1,145,000
                                                                ------------
                    Total Corporate Bonds
                      (cost $85,175,921) ....................     69,301,977
                                                                ------------
           SHARES
           ------
                    PREFERRED STOCK
                    TELECOMMUNICATIONS--0.0%
D          1,099+   Adelphia Business Solutions, Inc.,
                      Ser. B, 12.88%,
                      10/15/07, PIK, (cost $926,746) ........         12,092
                                                                ------------
                    WARRANTS@--0.0%
               1    Mattress Discounters Holding
                      Corporation,
                      Expires 7/15/07 .......................   $      1,000
               1    PF Net Communications, Inc.,
                      Expires 5/15/10 .......................              0
               2    Republic Technologies
                      International, Inc.**,
                      Expires 7/15/09 .......................             20
                                                                ------------
                    Total Warrants (cost $377,115) ..........          1,020
                                                                ------------
                    Total Long-Term Investments--140.2%
                      (cost $86,479,782) ....................     69,315,089
                                                                ------------
         PRINCIPAL
          AMOUNT
          (000)
         ---------
                    SHORT-TERM INVESTMENTS--0.8%
                    DISCOUNT NOTE
          $  400    Federal Home Loan Bank
                      1.79%, 5/1/02 (cost $400,000) .........        400,000
                    Total investments before outstanding
                      call options written--
                      (cost $86,879,782) ....................     69,715,089
                                                                ------------

         NOTIONAL
          AMOUNT
          (000)
         --------
                    OUTSTANDING CALL OPTIONS WRITTEN--(0.2%)
           1,000    PX Esrow Corp., 9.63%, 2/1/06
                      expires 6/28/02, at $65.00
                      (premium receivable $70,000) ..........        (70,000)
                                                                ------------
                    Total investments, net of outstanding
                      call options written--140.8% ..........     69,645,089
                    Other liabilities in excess of other
                      assets--(40.8)% .......................    (20,189,556)
                                                                ------------
                    NET ASSETS--100% ........................   $ 49,455,533
                                                                ============

----------
*    Using the higher of Standard &Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 13% of its net assets in securities restricted as to resale.
+    Issuer  is  technically  in  default;   non-income  producing  security.

@    Non-income producing security.
++   Security is fair valued. (Note 1)

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
--------------------------------------------------------------------------------
               PIK-- Payment in Kind. See glossary for definition.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $86,879,782) (Note 1) ..........  $  69,715,089
Cash .......................................................         98,762
Interest receivable ........................................      2,658,292
Receivable for instruments sold ............................        125,000
Other assets ...............................................         75,931
                                                              -------------
                                                                 72,673,074
                                                              -------------

LIABILITIES
Loan payable (Note 4) ......................................     23,000,000
Outstanding options written, at value
  (premium receivable $70,000) (Note 1 & 3) ................         70,000
Investment advisory fee payable (Note 2) ...................         62,272
Interest payable ...........................................         46,687
Deferred trustees fees (Note 1) ............................         10,678
Administration fee payable (Note 2) ........................          5,931
Other accrued expenses .....................................         21,973
                                                               ------------
                                                                 23,217,541
                                                               ------------

NET ASSETS .................................................   $ 49,455,533
                                                               ============
Net assets were comprised of:
  Common shares of beneficial interest,
    at par (Note 5) ........................................   $      6,336
  Paid-in capital in excess of par .........................     94,075,948
                                                               ------------
                                                                 94,082,284

  Distributions in excess of net
    investment income ......................................       (659,646)
  Accumulated net realized loss ............................    (26,802,412)
  Net unrealized depreciation ..............................    (17,164,693)
                                                               ------------
Net assets, April 30, 2002 .................................   $ 49,455,533
                                                               ============
NET ASSET VALUE PER SHARE:
  ($49,455,533 / 6,335,992 common shares
  of beneficial interest issued and outstanding) ...........         $ 7.81
                                                                     ======


--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
SIX MONTHS APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
    accretion/amortization of $227,492 and net
    of interest expense of $316,188) .......................    $ 4,243,417
                                                                -----------
Expenses
  Investment advisory ......................................        371,564
  Administration ...........................................         35,387
  Reports to shareholders ..................................         30,000
  Custodian ................................................         16,000
  Independent accountants ..................................         12,000
  Transfer agent ...........................................          9,000
  Trustees .................................................          9,000
  Legal ....................................................          6,000
  Registration .............................................         11,000
  Miscellaneous ............................................         11,250
                                                                -----------
    Total operating expenses ...............................        511,201
                                                                -----------
Net investment income ......................................      3,732,216
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments ...........................     (4,928,191)
Net change in unrealized depreciation
  on investments ...........................................      9,388,416
                                                                -----------
Net gain on investments ....................................      4,460,225
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................    $ 8,192,441
                                                                ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations .......    $ 8,192,441
                                                                -----------
Decrease in investments ....................................        967,701
Net realized loss ..........................................      4,928,191
Increase in receivable for investments sold ................       (125,000)
Decrease in unrealized depreciation ........................     (9,388,416)
Increase in interest receivable ............................       (209,883)
Decrease in interest payable ...............................        (26,052)
Increase in other assets ...................................         (3,064)
Decrease in accrued expenses ...............................        (26,354)
                                                                -----------
  Total adjustments ........................................     (3,882,877)
                                                                -----------
Net cash flows provided by operating activities ............    $ 4,309,564
                                                                ===========

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ............    $ 4,309,564
                                                                -----------
Cash flows used for financing activities:
  Cash dividends paid ......................................     (4,256,497)
                                                                -----------
Net cash flows used for financing activities ...............     (4,256,497)
                                                                -----------
  Net increase in cash .....................................         53,067
  Cash at beginning of period ..............................         45,695
                                                                -----------
  Cash at end of period ....................................    $    98,762
                                                                ===========


--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED       YEAR ENDED
                                            APRIL 30,     OCTOBER 31,
                                              2002           2001
                                          -----------   ------------
INCREASE (DECREASE)
  IN NET ASSETS
Operations:
  Net investment income ................. $ 3,732,216    $ 8,329,611
  Net realized loss on investments ......  (4,928,191)   (15,159,280)
  Net change in unrealized depreciation .   9,388,416     (4,684,007)
                                          -----------   ------------
  Net increase (decrease)
    in net assets resulting
    from operations .....................   8,192,441    (11,513,676)
Dividends and distributions:
  Dividends from net investment
  income ................................  (3,732,216)    (9,307,122)
  Distributions in excess of
  net investment income .................    (659,646)            --
  Tax return of capital
    distributions .......................          --       (735,231)
                                          -----------    -----------
  Total dividends
    and distributions: ..................  (4,391,862)   (10,042,353)
Net proceeds from Trust shares
  issued in reinvestment
  of dividends and distributions ........     135,365        208,284
                                          -----------    -----------
Total increase (decrease) ...............   3,935,944    (21,347,745)

NET ASSETS
Beginning of period .....................  45,519,589     66,867,334
                                          -----------    -----------
End of period ........................... $49,455,533    $45,519,589
                                          ===========    ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                     DECEMBER 23, 1998**
                                                           SIX MONTHS       YEAR ENDED OCTOBER 31,         THROUGH
                                                              ENDED        ------------------------     OCTOBER 31,
                                                         APRIL 30, 2002      2001            2000           1999
                                                         --------------    --------        --------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................    $7.20         $10.60          $13.58         $15.00
                                                            --------       --------        --------       --------
  Net investment income (net of interest expense of $0.05,
    $0.27, $0.42 and $0.26, respectively) .................      .59           1.32            1.66           1.29
  Net realized and unrealized gain (loss) on investments ..      .71          (3.13)          (3.02)         (1.52)
                                                            --------       --------        --------       --------
Net increase (decrease) from investment operations ........     1.30          (1.81)          (1.36)          (.23)
                                                            --------       --------        --------       --------
Dividends and distributions:
  Dividends from net investment income ....................     (.59)         (1.48)          (1.62)         (1.17)
  Distributions in excess of net investment income ........     (.10)            --              --             --
  Tax return of capital distributions .....................       --           (.11)             --             --
                                                            --------       --------        --------       --------
Total dividends and distributions .........................     (.69)         (1.59)          (1.62)         (1.17)
Capital charge with respect to issuance of shares .........       --             --              --           (.02)
                                                            --------       --------        --------       --------
Net asset value, end of period* ...........................   $ 7.81         $ 7.20         $ 10.60        $ 13.58
                                                            ========       ========        ========       ========
Per share market value, end of period* ....................  $ 11.20         $ 9.18         $ 11.88        $ 12.50
                                                            --------       --------        --------       --------
TOTAL INVESTMENT RETURN+ ..................................    30.57%        (11.31)%          8.23%         (9.68)%
                                                            ========       ========        ========       ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................................     2.13%+++       2.03%           1.99%          1.98%+++/a
Operating expenses and interest expense ...................     3.45%+++       4.90%           5.29%          4.08%+++/a
Net investment income .....................................    15.56%+++      14.23%          13.12%         10.34%+++/a

SUPPLEMENTAL DATA:
Average net assets (000) ..................................  $48,361        $58,553         $79,602        $92,116
Portfolio turnover ........................................      121%            71%             92%           121%
Net assets, end of period (000) ...........................  $49,456        $45,520         $66,867        $85,652
Borrowings outstanding, end of period (000) ...............  $23,000        $23,000         $33,000        $41,000
Asset coverage++ ..........................................  $ 3,510        $ 2,983         $ 3,032        $ 3,094

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Commencement of investment operations (Note 1).

a The annualized ratio of operating expenses prior to reimbursement of expenses was 2.06%. The annualized ratio of operating expenses including interest expense prior to reimbursement was 4.16%.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results. Total investment returns for periods less than one full year are not annualized.

++   Per $1,000 of borrowings outstanding.

+++  Annualized.

The information above represents the unaudited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock High Yield Trust (the "Trust"), was organized on August 10, 1998 as a Delaware business trust, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 common shares for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock, warrants and bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. On April 30, 2002 the Trust held one position that was valued at fair value which is significantly lower than the purchased cost.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit it the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS:The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement and an Administration Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI") (collectively with the Advisor, the "Administrators"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's average managed assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and for the period December 23, 1998 (commencement of investment operations) through October 31, 1999 were $371,564, $916,028, $1,245,466 and $1,138,034, respectively. The administration fee paid to the Administrators is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average managed assets. The total dollar amounts paid to the Administrators by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and for the period December 23, 1998 (commencement of investment operations) through October 31, 1999 were $35,387, $87,242, $118,616 and $108,384, respectively.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of The Trust. The Trust bears all other costs and expenses which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the six months ended April 30, 2002 aggregated $83,099,420 and $84,318,738, respectively.

     The federal income tax basis of the Trust's investments at April 30, 2002 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $17,164,693, (gross unrealized appreciation--$3,298,218; gross unrealized depreciation--$20,462,911).

     For federal income tax purposes, the Trust had a capital loss carryforward as of October 31, 2001 of approximately $21,873,000 of which $3,444,000 will expire in 2007, $3,270,000 will expire in 2008 and $15,159,000 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     Transactions in options written during the period ended April 30, 2002, were as follows:

                                     NOTIONAL
                                      AMOUNT         PREMIUM
                                       (000)       RECEIVABLE
                                      -------       ---------
     Options outstanding at
       October 31, 2001                   --              --
       Options written ............   $1,000         $70,000
                                      ------         -------
     Options outstanding at
       April 30, 2002 .............   $1,000         $70,000
                                      ======         =======

NOTE 4. BORROWINGS

LOAN PAYABLE: The Trust has a $47 million dollar committed credit facility (the "facility"). Effective May 1, 2002, trust reduced the facility to 32 million dollars. Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

     For the six months ended April 30, 2002, the Fund borrowed a daily weighted average balance of $23,000,000 at a weighted average interest rate at 2.87%. The maximum amount of borrowing outstanding at any month-end during the period was $23,000,000, as of April 30, 2002, which was 33.33% of total assets.

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

NOTE 5. CAPITAL

There are an unlimited amount of $.001 par value common shares authorized. Of the 6,335,992 shares outstanding at April 30, 2002, the advisor owned 6,952 shares.

     During the six months ended April 30, 2002, the Trust issued 11,072 common shares under the terms of its Dividend Reinvestment Plan.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.115625 per share payable May 31, 2002 to shareholders of record on May 15, 2002.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in The Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report. The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

     To elect three Directors as follows:

          DIRECTOR                                 CLASS      TERM     EXPIRING
          --------                                 ------     -----    --------
          Andrew F. Brimmer .....................    II      3 years     2005
          Kent Dixon ............................    II      3 years     2005
          Laurence D. Fink ......................    II      3 years     2005

     Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

     Shareholders elected the three Directors. The results of the voting were as follows:

                                         VOTES FOR  VOTES AGAINST   ABSTENTIONS
                                         ---------  -------------  ------------
          Andrew F. Brimmer ...........  5,911,485       --           68,088
          Kent Dixon ..................  5,871,563       --          108,010
          Laurence D. Fink ............  5,914,828       --           64,745

     Laurence D. Fink, Chairman of the Trust's Board of Trustees, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor:Laurence D. Fink--Chief Executive Officer, Ralph L. Schlosstein--Director and President, Robert S. Kapito--Director and Vice Chairman, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, preferred stocks, payment in kind securities, deferred payment securities, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future;and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by The Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in arising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the primary investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends maybe higher or lower than the dividend the Trust is currently paying.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in shares of the Trust, both in the short-term and the long-term. An investor should consider all risks including, but not limited to,credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments,such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE.   The  Trust   utilizes   leverage   through  its   committed   credit
facility,which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity;therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

DEFERRED PAYMENT SECURITIES. Deferred payment securities have no current interest payment obligation and convert on a specified date prior to maturity to interest bearing securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of The Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PAYMENT IN KIND SECURITIES:   Payment  in  kind   securities   pay  interest  or
                              dividends in additional securities rather than cash.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL  DATE
                                                                  -----  -----
The BlackRock Income Trust Inc.                                   BKT     N/A
The BlackRock North American Government Income Trust Inc.         BNA     N/A
The BlackRock High Yield Trust                                    BHY     N/A
BlackRock Core Bond Trust                                         BHK     N/A
BlackRock Strategic Bond Trust                                    BHD     N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                           BGT    12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT    12/04
The BlackRock Advantage Term Trust Inc.                           BAT    12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT    12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL  DATE
                                                                  -----  -----
The BlackRock Investment Quality Municipal Trust Inc.             BKN     N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA     N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ     N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY     N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS     N/A
The BlackRock Strategic Municipal Trust                           BSD     N/A
BlackRock California Municipal Income Trust                       BFZ     N/A
BlackRock Municipal Income Trust                                  BFK     N/A
BlackRock New York Municipal Income Trust                         BNY     N/A
BlackRock New Jersey Municipal Income Trust                       BNJ     N/A
BlackRock Florida Municipal Income Trust                          BBF     N/A
BlackRock New York Municipal Bond Trust                           BQH     N/A
BlackRock Virginia Municipal Bond Trust                           BHV     N/A
BlackRock Florida Municipal Bond Trust                            BIE     N/A
BlackRock Municipal Bond Trust                                    BBK     N/A
BlackRock Maryland Municipal Bond Trust                           BZM     N/A
BlackRock New Jersey Municipal Bond Trust                         BLJ     N/A
BlackRock California Municipal Bond Trust                         BZA     N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN    12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM    12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC    12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF    12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN    12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT    12/10
BlackRock California Municipal 2018 Term Trust                    BJZ    12/18
BlackRock New York Municipal 2018 Term Trust                      BLH    12/18
BlackRock Municipal 2018 Term Trust                               BPK    12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[LOGO] BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR AND CO-ADMINISTRATOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CO-ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper                                     09248N-10-2

THE BLACKROCK
HIGH YIELD
TRUST

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002

[LOGO](SM)BLACKROCK